John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books	Bank of America Merrill Lynch BNP Paribas Citigroup Global Markets Inc Goldman Sachs & Co HSBC Securities JP Morgan Wells Fargo & Co

(2)	Names of Issuers: Apache Corp

(3)	Title of Securities: APA 5.1 9/1/40 c#037411AW5

(4)	Date of First Offering: 8/17/2010

(5)	Amount of Total Offering: $1,500,000,000.00

(6)	Unit Price of Offering: $ 98.936

Comparable Securities
1) Shell Oil – C# 822582AD4
2) ETP – C# 29273RAJ8
3) Kinder Morgan – C# 494550BF2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 56

(9)	Trade Date: 8/17/2010

(10)	Portfolio Assets on Trade Date: $1,628,128,193

(11)	Price Paid per Unit: $98.936

(12)	Total Price Paid by Portfolio: 2,005,000 bonds @ $98.936 = $1,983,666.80

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 20,000,000 bonds @ $98.936 = $19,787,200

(14)	% of Portfolio Assets Applied to Purchase
0.121%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
56 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	8/17/10
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books Co-Manager(s)
Barclays Capital
Citigroup Global Markets Inc
Credit Suisse
Deutsche Bank Securities Inc
Goldman Sachs & Co
JP Morgan
Morgan Stanley
UBS Securities LLC

BofA/Merrill Lynch
DnB NOR Markets
Societe Generale
RBS
Wells Fargo Securities

(2)	Names of Issuers: Anadarko Petroleum Corp

(3)	Title of Securities: APC 6.375 09.15.17 c#032511BH9

(4)	Date of First Offering: 8/9/2010

(5)	Amount of Total Offering: $2,000,000,000.00

(6)	Unit Price of Offering: $ 100

Comparable Securities
1) ESL c#297425AG5
2) FIS c#31620MAC0
3) LEVI c#52736RBA9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (1.75%)

(8)	Years of Issuer’s Operations: 51

(9)	Trade Date: 8/9/2010

(10)	Portfolio Assets on Trade Date: $1,593,404,401

(11)	Price Paid per Unit: $100

(12)	Total Price Paid by Portfolio: 3,625,000 bonds @ $100 = $3,625,000

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 32,000,000 bonds @ $100 = $32,000,000

(14)	% of Portfolio Assets Applied to Purchase
0.227%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
51 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	8/9/10
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books Sr Co-Manager(s) Co-Manager(s)
 Barclays Capital
JP Morgan Securities
RBS Securities Corp
UBS Securities

Banc of America Securities LLC
Citigroup Global Markets Inc
Goldman Sachs & Co
HSBC Securities
Mitsubishi UFJ Securities USA Inc
US Bancorp Investments Inc
Wells Fargo Securities LLC

BBVA Securities Inc
Commerz Financial Products
Credit Agricole Securities USA Inc
Deutsche Bank Securities Inc
DNB Nor Markets Inc
RBC Capital Markets
Standard Chartered Bank (US)

(2)	Names of Issuers: Baker Hughes Inc.

(3)	Title of Securities: BHI 5.125 9.15.40 c#057224AZ0

(4)	Date of First Offering: 8/19/2010

(5)	Amount of Total Offering: $1,500,000,000.00

(6)	Unit Price of Offering: $ 99.57

Comparable Securities
1) Shell Oil – C# 822582AD4
2) ETP – C# 29273RAJ8
3) Kinder Morgan – C# 494550BF2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 103

(9)	Trade Date: 8/19/2010

(10)	Portfolio Assets on Trade Date: $1,631,152,388

(11)	Price Paid per Unit: $99.57

(12)	Total Price Paid by Portfolio: 2,515,000 bonds @ $99.57 = $2,504,185.50

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 25,000,000 bonds @ $99.57 = $24,892,500

(14)	% of Portfolio Assets Applied to Purchase
0.153%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
103 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	8/19/10
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books Sr Co-Manager(s) Jr Co-Manager(s)
Bank of America Merrill Lynch
Deutsche Bank Securities Inc
UBS Securities LLC
Wells Fargo & Co

Bank of New York Mellon Corp/The
SunTrust Robinson Humphrey
US Bancorp
Williams Capital Group LP

BNP Paribas
Mitsubishi UFJ Securities USA Inc
RBC Capital Markets
Siebert Capital Markets

(2)	Names of Issuers: Southern Cal Edison

(3)	Title of Securities: EIX 9.1.40 c#842400FQ1

(4)	Date of First Offering: 8/25/2010

(5)	Amount of Total Offering: $500,000,000.00

(6)	Unit Price of Offering: $ 99.364

Comparable Securities
1) EXC – c#30161MAG8
2) DUK – c#26442CAH7
3) PGN – c#341099CN7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 114

(9)	Trade Date: 8/25/2010

(10)	Portfolio Assets on Trade Date: $1,635,150,151

(11)	Price Paid per Unit: $99.364

(12)	Total Price Paid by Portfolio: 1,510,000 bonds @ $99.364 = $1,500,396.40

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 15,000,000 bonds @ $99.364 = $14,904,600

(14)	% of Portfolio Assets Applied to Purchase
0.091%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
114 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	8/25/10
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Manager Co-Manager(s)
Goldman Sachs & Co

BB&T Capital Markets
Fifth Third Securities Inc
KeyBanc Capital Markets
Mizuho Securities USA Inc
Morgan Keegan & Co
Ramirez & Co Inc
RBC Capital Markets
Standard Chartered Bank (US)
Wells Fargo & Co
Williams Capital Group LP

(2)	Names of Issuers: Goldman Sachs

(3)	Title of Securities: GS 3.7 08/01/15 c#38141EA74

(4)	Date of First Offering: 7/21/2010

(5)	Amount of Total Offering: $2,250,000,000.00

(6)	Unit Price of Offering: $ 99.882

Comparable Securities
1) Citigroup – Cusip 172967FA4
2) Morgan Stanley Cusip 61747YCK9
3) BofA Cusip 06051GEB1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.35%)

(8)	Years of Issuer’s Operations: 141

(9)	Trade Date: 7/21/2010

(10)	Portfolio Assets on Trade Date: $1,549,740,106

(11)	Price Paid per Unit: $99.882

(12)	Total Price Paid by Portfolio: 4,325,000 bonds @ $99.882 = $4,319,896.50

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 45,000,000 bonds @ $99.882 = $44,946,900

(14)	% of Portfolio Assets Applied to Purchase
0.278%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
141 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	7/21/10
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books Co-Manager(s)
Deutsche Bank Securities Inc
Goldman Sachs International
JP Morgan
Morgan Stanley
RBS Securities Corp

Bank of America Merrill Lynch
Bayerische Landesbank (US)
BBVA Securities Inc
Citigroup Global Markets Inc
Commerzbank Capital Markets Corp
DnB NOR Bank ASA/New York
HSBC Securities
ING Investments LLC
Mizuho Securities USA Inc
SCB Securities Co Ltd
Scotia Capital Inc
Societe Generale
Wells Fargo & Co

(2)	Names of Issuers: Hess Corp

(3)	Title of Securities: HES 5.6 2.15.41 c#42809HAD9

(4)	Date of First Offering: 8/5/2010

(5)	Amount of Total Offering: $1,250,000,000.00

(6)	Unit Price of Offering: $ 99.304

Comparable Securities
1) Shell Oil – C# 822582AD4
2) ETP – C# 29273RAJ8
3) Kinder Morgan – C# 494550BF2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 77

(9)	Trade Date: 8/5/2010

(10)	Portfolio Assets on Trade Date: $1,589,652,709

(11)	Price Paid per Unit: $99.304

(12)	Total Price Paid by Portfolio: 2,455,000 bonds @ $99.304 = $2,437,913.20

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 25,000,000 bonds @ $99.57 = $24,826,000

(14)	% of Portfolio Assets Applied to Purchase
0.153%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
77 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	8/5/10
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books	Banc of America Securities LLC Credit Suisse Securities USA LLC Deutsche Bank Securities Inc HSBC Securities UBS Securities LLC Wells Fargo Securities LLC

Co-Manager(s)
ANZ Securities
Bank of Tokyo Mitsubishi Trust Co
BNP Paribas
Calyon Securities USA Inc
Commerzbank Capital Markets Corp
Lloyds Capital Markets
MFR Securities Inc Northern Trust Co
Raymond James & Associates Inc
Samuel A Ramirez & Co
Scotia Capital Inc
Societe Generale
State Street Securities
Toussaint Capital Partners LLC
US Bank NA

Bank of New York
Blaylock & Co Inc
Cabrera Capital Markets Inc
CastleOak Securities LP
Guzman & Co
Loop Capital Markets LLC
PNC Securities Corp
RBS Securities Corp
Santander Consumer USA
Siebert Capital Markets
Standard Chartered Bk(US)
Sumitomo Bank Cap Mkt Inc
UniCredit Capital Markets Inc
Williams Capital Group LP

(2)	Names of Issuers: Metlife, Inc.

(3)	Title of Securities: MET 2.375 2/6/14 c#59156RAW8

(4)	Date of First Offering: 8/3/2010

(5)	Amount of Total Offering: $1,000,000,000.00

(6)	Unit Price of Offering: $ 99.867

Comparable Securities
1) HIG – c#416515AY0
2) ACE – c#00440EAL1
3) BRK – c#084670AV0

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.20%)

(8)	Years of Issuer’s Operations: 147

(9)	Trade Date: 8/3/2010

(10)	Portfolio Assets on Trade Date: $1,587,642,693

(11)	Price Paid per Unit: $99.867

(12)	Total Price Paid by Portfolio: 1,912,000 bonds @ $99.867 = $1,909,457.04

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 28,650,000 bonds @ $99.867 = $28,611,895

(14)	% of Portfolio Assets Applied to Purchase
0.120%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
147 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	8/3/10
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books	Banc of America Securities LLC Credit Suisse Securities USA LLC Deutsche Bank Securities Inc HSBC Securities UBS Securities LLC Wells Fargo Securities LLC

Co-Manager(s)
ANZ Securities
Bank of Tokyo Mitsubishi Trust Co
BNP Paribas
Calyon Securities USA Inc
Commerzbank Capital Markets Corp
Lloyds Capital Markets
MFR Securities Inc Northern Trust Co
Raymond James & Associates Inc
Samuel A Ramirez & Co
Scotia Capital Inc
Societe Generale
State Street Securities
Toussaint Capital Partners LLC
US Bank NA

Bank of New York
Blaylock & Co Inc
Cabrera Capital Markets Inc
CastleOak Securities LP
Guzman & Co
Loop Capital Markets LLC
PNC Securities Corp
RBS Securities Corp
Santander Consumer USA
Siebert Capital Markets
Standard Chartered Bk(US)
Sumitomo Bank Cap Mkt Inc
UniCredit Capital Markets Inc
Williams Capital Group LP

(2)	Names of Issuers: Metlife, Inc.

(3)	Title of Securities: MET 4.75 2.8.21 c#59156RAX6

(4)	Date of First Offering: 8/3/2010

(5)	Amount of Total Offering: $1,000,000,000.00

(6)	Unit Price of Offering: $ 99.975

Comparable Securities
1) HIG – c#416515AZ7
2) ACE – c#00440EAM9
3) ALL – c#020002AX9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.4250%)

(8)	Years of Issuer’s Operations: 147

(9)	Trade Date: 8/3/2010

(10)	Portfolio Assets on Trade Date: $1,587,642,693

(11)	Price Paid per Unit: $99.975

(12)	Total Price Paid by Portfolio: 1,436,000 bonds @ $99.975 = $1,435,641.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 20,005,000 bonds @ $99.975 = $19,999,998

(14)	% of Portfolio Assets Applied to Purchase
0.090%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
147 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	8/3/10
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books	Banc of America Securities LLC Credit Suisse Securities USA LLC Deutsche Bank Securities Inc HSBC Securities UBS Securities LLC Wells Fargo Securities LLC

Co-Manager(s)
ANZ Securities
Bank of Tokyo Mitsubishi Trust Co
BNP Paribas
Calyon Securities USA Inc
Commerzbank Capital Markets Corp
Lloyds Capital Markets
MFR Securities Inc Northern Trust Co
Raymond James & Associates Inc
Samuel A Ramirez & Co
Scotia Capital Inc
Societe Generale
State Street Securities
Toussaint Capital Partners LLC
US Bank NA

Bank of New York
Blaylock & Co Inc
Cabrera Capital Markets Inc
CastleOak Securities LP
Guzman & Co
Loop Capital Markets LLC
PNC Securities Corp
RBS Securities Corp
Santander Consumer USA
Siebert Capital Markets
Standard Chartered Bk(US)
Sumitomo Bank Cap Mkt Inc
UniCredit Capital Markets Inc
Williams Capital Group LP

(2)	Names of Issuers: Metlife, Inc.

(3)	Title of Securities: MET 5.875 2.6.41 c#59156RAY4

(4)	Date of First Offering: 8/3/2010

(5)	Amount of Total Offering: $750,000,000.00

(6)	Unit Price of Offering: $ 98.494

Comparable Securities
1) HIG – c#416515BA1
2) ACE – c#00440EAH0
3) BRK – c#084664BL4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%)

(8)	Years of Issuer’s Operations: 147

(9)	Trade Date: 8/3/2010

(10)	Portfolio Assets on Trade Date: $1,587,642,693

(11)	Price Paid per Unit: $98.494

(12)	Total Price Paid by Portfolio: 727,000 bonds @ $98.494 = $716,051.38

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 9,000,000 bonds @ $98.494 = $8,864,460

(14)	% of Portfolio Assets Applied to Purchase
0.045%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
147 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	8/3/10
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books Co-Manager(s)	Barclays Capital SunTrust Robinson Humphrey Wells Fargo Securities LLC BNP Paribas DnB NOR Markets HSBC Securities Mitsubishi UFJ Securities USA Inc

(2)	Names of Issuers: Noble Holdings Intl Ltd

(3)	Title of Securities: NE 3.45 8.1.15 c#65504LAB3

(4)	Date of First Offering: 7/21/2010

(5)	Amount of Total Offering: $350,000,000.00

(6)	Unit Price of Offering: $ 100

Comparable Securities
1) Shell Oil – C# 822582AH5
2) ETP – C# 29273RAM1
3) VLO – 91913YAQ3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.60%)

(8)	Years of Issuer’s Operations: 89

(9)	Trade Date: 7/21/2010

(10)	Portfolio Assets on Trade Date: $1,549,740,106

(11)	Price Paid per Unit: $100

(12)	Total Price Paid by Portfolio: 673,000 bonds @ $100 = $673,000

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 12,000,000 bonds @ $100 = $12,000,000

(14)	% of Portfolio Assets Applied to Purchase
0.043%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
89 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	7/21/10
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books Co-Manager(s)	Barclays Capital SunTrust Robinson Humphrey Wells Fargo Securities LLC BNP Paribas DnB NOR Markets HSBC Securities Mitsubishi UFJ Securities USA Inc

(2)	Names of Issuers: Noble Holding Intl Ltd

(3)	Title of Securities: NE 4.9 08.01.20 c#65504LAC1

(4)	Date of First Offering: 7/21/2010

(5)	Amount of Total Offering: $500,000,000.00

(6)	Unit Price of Offering: $ 99.725

Comparable Securities
1) RDSALN c#822582AJ1
2) ETP c#29273RAM1
3) WPZ c#96950FAC8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%)

(8)	Years of Issuer’s Operations: 89

(9)	Trade Date: 7/21/2010

(10)	Portfolio Assets on Trade Date: $1,549,740,106

(11)	Price Paid per Unit: $99.725

(12)	Total Price Paid by Portfolio: 673,000 bonds @ $99.725 = $671,149.25

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 17,700,000 bonds @ $99.725 = $17,651,325

(14)	% of Portfolio Assets Applied to Purchase
0.043%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
89 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	7/21/10
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books Co-Manager(s)	Barclays Capital SunTrust Robinson Humphrey Wells Fargo Securities LLC BNP Paribas DnB NOR Markets HSBC Securities Mitsubishi UFJ Securities USA Inc

(2)	Names of Issuers: Noble Holdings Intl Ltd

(3)	Title of Securities: NE 6.2 8.1.40 c#65504LAD9

(4)	Date of First Offering: 7/21/2010

(5)	Amount of Total Offering: $400,000,000.00

(6)	Unit Price of Offering: $ 99.972

Comparable Securities
1) Shell Oil – C# 822582AD4
2) ETP – C# 29273RAJ8
3) Kinder Morgan – C# 49455WAF3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%)

(8)	Years of Issuer’s Operations: 89

(9)	Trade Date: 7/21/2010

(10)	Portfolio Assets on Trade Date: $1,549,740,106

(11)	Price Paid per Unit: $99.972

(12)	Total Price Paid by Portfolio: 673,000 bonds @ $99.972 = $672,811.56

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 7,000,000 bonds @ $99.972 = $6,998,040.00

(14)	% of Portfolio Assets Applied to Purchase
0.043%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
89 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	7/21/10
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Manager Joint Lead Managers-Books Co-Manager(s)
JP Morgan Securities

Bank of America Merrill Lynch
Citigroup Global Markets Inc
Deutsche Bank Securities Inc
HSBC Securities

Australia & New Zealand Banking Gr
Barclays Capital
BBVA Securities Inc
BNP Paribas
IMI Group
Morgan Stanley
RBS Securities Inc
Societe Generale
UBS Securities LLC
Wells Fargo & Co

(2)	Names of Issuers: Omnicom Group

(3)	Title of Securities: OMC 4.45 08/15/20 c#682134AC5

(4)	Date of First Offering: 8/2/2010

(5)	Amount of Total Offering: $1,000,000,000.00

(6)	Unit Price of Offering: $ 99.654

Comparable Securities
1) CMCSA c# 20030NBA8
2) TRICN c# 884903BG9
3) DISCA c# 25470DAA7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%)

(8)	Years of Issuer’s Operations: 24

(9)	Trade Date: 8/2/2010

(10)	Portfolio Assets on Trade Date: $1,584,806,760

(11)	Price Paid per Unit: $99.654

(12)	Total Price Paid by Portfolio: 3,920,000 bonds @ $99.654 = $3,906,436.80

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 45,000,000 bonds @ $99.654 = $44,844,300

(14)	% of Portfolio Assets Applied to Purchase
0.246%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
24 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	8/2/10
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books Sr Co-Manager(s) Co-Manager(s)
Bank of America Merrill Lynch
BNP Paribas
JP Morgan Securities

Citigroup Global Markets Inc
Mitsubishi UFJ Securities USA Inc
Mizuho Securities USA Inc
Morgan Stanley
RBS Securities Inc
Wells Fargo & Co

BNY Mellon Capital Markets LLC
Credit Suisse
HSBC Securities
RBC Capital Markets
US Bancorp Investments Inc

(2)	Names of Issuers: Oracle Corp.

(3)	Title of Securities: ORCL 3.875 7/20 c#68389XAJ4

(4)	Date of First Offering: 7/12/2010

(5)	Amount of Total Offering: $1,000,000,000.00

(6)	Unit Price of Offering: 99.779

Comparable Securities
1) CSCO – 17275RAH5
2) ORCL – 68389XAG0
3) ADBE – 00724FAB7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer. 0.60%

(8)	Years of Issuer’s Operations: 32

(9)	Trade Date: 7/12/2010

(10)	Portfolio Assets on Trade Date: $1,508,423,828

(11)	Price Paid per Unit: $99.779

(12)	Total Price Paid by Portfolio: 1,894,000 bonds @ $99.779 = $1,889,814.26

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 28,000,000 bonds @ $99.779 = $27,938,120

(14)	% of Portfolio Assets Applied to Purchase
0.125%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
32 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	7/12/10
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books Sr Co-Manager(s) Co-Manager(s)
Bank of America Merrill Lynch
BNP Paribas
JP Morgan Securities

Citigroup Global Markets Inc
Mitsubishi UFJ Securities USA Inc
Mizuho Securities USA Inc
Morgan Stanley
RBS Securities Inc
Wells Fargo & Co

BNY Mellon Capital Markets LLC
Credit Suisse
HSBC Securities
RBC Capital Markets
US Bancorp Investments Inc

(2)	Names of Issuers: Oracle Corp.

(3)	Title of Securities: ORCL 5.375 07/40 c#68389XAL9

(4)	Date of First Offering: 7/12/2010

(5)	Amount of Total Offering: $2,250,000,000.00

(6)	Unit Price of Offering: 98.841

Comparable Securities
1) CSCO – 17275RAF9
2) ORCL – 68389XAH8
3) MSFT – 594918AD6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer. 0.75%

(8)	Years of Issuer’s Operations: 32

(9)	Trade Date: 7/12/2010

(10)	Portfolio Assets on Trade Date: $1,508,423,828

(11)	Price Paid per Unit: $98.841

(12)	Total Price Paid by Portfolio: 5,683,000 bonds @ $98.841 = $5,617,134.03

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 65,000,000 bonds @ $98.841 = $64,246,650

(14)	% of Portfolio Assets Applied to Purchase
0.372%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
32 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	7/12/10
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books Sr Co-Manager(s)
Bank of America Merrill Lynch
Barclays Capital
BNP Paribas
Citigroup Global Markets Inc
Deutsche Bank Securities Inc
Goldman Sachs & Co
JP Morgan
Morgan Stanley
RBS Securities Corp
Wells Fargo & Co

BNY Mellon Capital Markets LLC
Credit Agricole Securities USA Inc
Daiwa Securities Group Inc
Lloyds TSB Bank PLC
Mitsubishi UFJ Securities USA Inc
Mizuho Securities USA Inc
Samuel A Ramirez & Co
Santander Investment Securities In
Scotia Capital Inc

(2)	Names of Issuers: Time Warner Inc.

(3)	Title of Securities: TWX 6.1 7/15/40 c#887317AH8

(4)	Date of First Offering: 7/7/2010

(5)	Amount of Total Offering: $1,000,000,000.00

(6)	Unit Price of Offering: 99.931

Comparable Securities
1) TWX – 887317AE5
2) VZ – 92343VAU8
3) CMCSA – 20030NBB6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer. 0.875%

(8)	Years of Issuer’s Operations: 87

(9)	Trade Date: 7/7/2010

(10)	Portfolio Assets on Trade Date: $1,507,830,958

(11)	Price Paid per Unit: $99.931

(12)	Total Price Paid by Portfolio: 2,435,000 bonds @ $99.931 = $2,433,319.85

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 25,000,000 bonds @ $99.931 = $24,982,750

(14)	% of Portfolio Assets Applied to Purchase
0.161%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
87 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	7/7/10
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books Co-Manager(s)
Deutsche Bank Securities Inc
Goldman Sachs & Co
Morgan Stanley
UBS Securities

Bank of America Merrill Lynch
BB&T Corp
Citigroup Global Markets Inc
Credit Suisse
Fifth Third Bank
JP Morgan
PNC Bank
Sumitomo Mitsui Banking Corp/New Y
SunTrust Robinson Humphrey
US Bank NA
Wells Fargo & Co

(2)	Names of Issuers: Wellpoint Inc

(3)	Title of Securities: WLP 5.8 08/15/40 c#94973VAT4

(4)	Date of First Offering: 8/9/2010

(5)	Amount of Total Offering: $300,000,000.00

(6)	Unit Price of Offering: $ 98.892

Comparable Securities
1) WLP c#94973VAN7
2) HIG c#416515BA1
3) UNH c#91324PBK7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%)

(8)	Years of Issuer’s Operations: 6

(9)	Trade Date: 8/9/2010

(10)	Portfolio Assets on Trade Date: $1,593,404,401

(11)	Price Paid per Unit: $98.892

(12)	Total Price Paid by Portfolio: 589,000 bonds @ $98.892 = $582,473.88

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 6,200,000 bonds @ $98.892 = $6,131,304

(14)	% of Portfolio Assets Applied to Purchase
0.036%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
6 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	8/9/10
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

John Hancock High Yield Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books:
Bank of America Merrill Lynch
Barclays Capital
JP Morgan Securities
RBS Securities
UBS Securities
Wells Fargo Securities
Co-Managers:
Capital One Southcoast
Daiwa Capital Markets America Inc

(2)	Names of Issuers: Marina District Finance

(3)	Title of Securities: BORGAT 9.875%

(4)	Cusip: 56808RAC0

(5)	Date of First Offering: 8/4/2010

(6)	Amount of Total Offering: $400,000,000

(7)	Unit Price of Offering: 99.315

Comparable Securities
Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
Harrahs Operating	10	112/15/2015	Gaming	12.277
Shingle Springs	9.375	6/15/2015	Gaming	15.297
Snoqualmie Ent	9.125	2/1/2015	Gaming	13.311

(8)	Underwriting Spread or Commission: 2.5%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 8/4/10

(11)	Portfolio Assets on Trade Date: $225,734,382

(12)	Price Paid per Unit: 99.315

(13)	Total Price Paid by Portfolio: $24,828.75

(14)	Total Price Paid by Portfolio (13) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
$99,315.00

(15)	% of Portfolio Assets Applied to Purchase
.011%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Yes

(18)	Years of Continuous Operation (unless municipal security, see below)
> 3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	8/4/10
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

John Hancock High Yield Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books:
Bank of America Merrill Lynch
Barclays Capital
JP Morgan Securities
RBS Securities
UBS Securities
Wells Fargo Securities
Co-Managers:
Capital One Southcoast
Daiwa Capital Markets America Inc

(2)	Names of Issuers: Marina District Finance

(3)	Title of Securities: BORGAT 9.5%

(4)	Cusip: 56808RAA4

(5)	Date of First Offering: 8/4/2010

(6)	Amount of Total Offering: $400,000,000

(7)	Unit Price of Offering: 98.943

Comparable Securities
Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
Harrahs Operating	10	112/15/2015	Gaming	12.277
Shingle Springs	9.375	6/15/2015	Gaming	15.297
Snoqualmie Ent	9.125	2/1/2015	Gaming	13.311

(8)	Underwriting Spread or Commission: 2.5%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 8/4/10

(11)	Portfolio Assets on Trade Date: $225,734,382(JH1)

(12)	Price Paid per Unit: 98.943

(13)	Total Price Paid by Portfolio: $24,735.75 (JH1)

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
$494,715

(15)	% of Portfolio Assets Applied to Purchase .011% (JH1)

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Yes

(18)	Years of Continuous Operation (unless municipal security, see below)
> 3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	8/4/10
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books Co-Manager(s)	Bank of America Merrill Lynch Citigroup Global Markets Inc Goldman Sachs & Co JP Morgan Securities Morgan Stanley Wells Fargo Securities LLC

(2)	Names of Issuers: Allergan Inc

(3)	Title of Securities: AGN 3.375 9.15.20 c#018490AN2

(4)	Date of First Offering: 9/7/10

(5)	Amount of Total Offering: $650,000,000

(6)	Unit Price of Offering: $ 99.697

Comparable Securities
1) AMGEN Cusip = 031162AZ3
2) Pfizer Cusip = 717081DB6
3) Medtronic Cusip = 585055AN6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).

(8)	Years of Issuer’s Operations: 60

(9)	Trade Date: 9/7/2010

(10)	Portfolio Assets on Trade Date: $1,666,161,519

(11)	Price Paid per Unit: $99.697

(12)	Total Price Paid by Portfolio: 4,095,000 bonds @ $99.697 = $4,082,592.15

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 40,000,000 bonds @ $99.697 = $39,878,800

(14)	% of Portfolio Assets Applied to Purchase
0.245%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
60 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	9/7/10
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books Co-Manager(s)
Citigroup Global Markets Inc
Deutsche Bank Securities Inc
Goldman Sachs & Co
RBS Securities Corp

BNP Paribas Securities Corp
BNY Mellon Capital Markets LLC
CastleOak Securities LP
Credit Suisse Securities USA LLC
Mitsubishi UFJ Securities USA Inc
Wells Fargo Securities LLC
Williams Capital Group LP

(2)	Names of Issuers: American Express Credit Co

(3)	Title of Securities: AXP 2.75 9.15.15 c#0258M0DA4

(4)	Date of First Offering: 9/8/2010

(5)	Amount of Total Offering: $2,000,000,000.00

(6)	Unit Price of Offering: 99.416

Comparable Securities
1) BAC – c#06051GED7
2) JPM – c#46625HHR4
3) WFC – C#94974BEU0

(7)	Underwriting Spread or Commission: Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.35%).

(8)	Years of Issuer’s Operations: 160

(9)	Trade Date: 9/8/2010

(10)	Portfolio Assets on Trade Date: $1,663,171,876

(11)	Price Paid per Unit: $99.416

(12)	Total Price Paid by Portfolio: 4,095,000 bonds @ $99.416 = $4,071,085.20

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 40,000,000 bonds @ $99.416 = $39,766,400

(14)	% of Portfolio Assets Applied to Purchase
0.244%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
160 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	9/8/10
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books Co-Manager(s)
Barclays Capital
BNP Paribas Securities Corp
Citigroup Global Markets Inc
Goldman Sachs & Co
Mizuho Securities USA Inc
RBS Securities Inc
Wells Fargo Securities LLC
Williams Capital Group LP

Lebenthal & Co Inc

(2)	Names of Issuers: Exelon Generation CO LLC

(3)	Title of Securities: EXC 4 10.1.20 c#30161MAH6

(4)	Date of First Offering: 9/27/2010

(5)	Amount of Total Offering: $550,000,000.00

(6)	Unit Price of Offering: $ 99.894

Comparable Securities
1) PGN – c#341099CM9
2) DUK – c#263901AC4
3) FE – c#889175BE4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%)

(8)	Years of Issuer’s Operations: 108

(9)	Trade Date: 9/27/2010

(10)	Portfolio Assets on Trade Date: $1,735,870,935

(11)	Price Paid per Unit: $99.894

(12)	Total Price Paid by Portfolio: 3,195,000 bonds @ $99.894 = $3,191,613.30

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 30,000,000 bonds @ $99.894 = $29,968,200

(14)	% of Portfolio Assets Applied to Purchase
0.184%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
108 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	9/27/10
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books Co-Manager(s)
Barclays Capital
BNP Paribas Securities Corp
Citigroup Global Markets Inc
Goldman Sachs & Co
Mizuho Securities USA Inc
RBS Securities Inc
Wells Fargo Securities LLC
Williams Capital Group LP

Lebenthal & Co Inc

(2)	Names of Issuers: Exelon Generation Co LLC

(3)	Title of Securities: EXC 5.75 10.1.41 c#30161MAJ2

(4)	Date of First Offering: 9/27/2010

(5)	Amount of Total Offering: $350,000,000.00

(6)	Unit Price of Offering: $ 99.598

Comparable Securities
1) EXC – c#30161MAG8
2) DUK – c#26442CAH7
3) PGN – c#341099CN7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 108

(9)	Trade Date: 9/27/2010

(10)	Portfolio Assets on Trade Date: $1,735,870,935

(11)	Price Paid per Unit: $99.598

(12)	Total Price Paid by Portfolio: 2,130,000 bonds @ $99.598 = $2,121,437.40

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 20,000,000 bonds @ $99.598 = $19,919,600

(14)	% of Portfolio Assets Applied to Purchase
0.122%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
108 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	9/27/10
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books Co-Manager(s)
Barclays Capital
Citigroup Global Markets Inc
JP Morgan Securities

Banc of America Securities LLC
BNP Paribas Securities Corp
Goldman Sachs & Co
HSBC Securities
UBS Securities LLC
Wells Fargo Securities LLC

(2)	Names of Issuers: Hewlett-Packard Co

(3)	Title of Securities: HPQ 2.125 9.13.15 C#428236BC6

(4)	Date of First Offering: 9/8/2010

(5)	Amount of Total Offering: $1,100,000,000

(6)	Unit Price of Offering: $ 99.887

Comparable Securities
1) HP – C# 428236AV5
2) Cisco Systems – C# 17275RAG7
3) Microsoft – C# 594918AR0

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.35%)

(8)	Years of Issuer’s Operations: 71

(9)	Trade Date: 9/8/2010

(10)	Portfolio Assets on Trade Date: $1,663,171,876

(11)	Price Paid per Unit: $99.887

(12)	Total Price Paid by Portfolio: 5,120,000 bonds @ $99.887 = $5,114,214.40

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 52,400,000 bonds @ $99.887 = $52,340,788

(14)	% of Portfolio Assets Applied to Purchase
0.307%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
71 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	9/8/10
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books Co-Manager(s)	Citigroup Global Markets Inc Morgan Stanley RBS Securities Corp Bank of America Merrill Lynch BTMU Capital Corp Goldman Sachs & Co US Bank Capital Markets Wells Fargo & Co

(2)	Names of Issuers: Hospira, Inc.

(3)	Title of Securities: HSP 5.6 9.15.40 c#441060AL4

(4)	Date of First Offering: 9/7/10

(5)	Amount of Total Offering: $500,000,000

(6)	Unit Price of Offering: $ 99.481

Comparable Securities
1) Boston Scientific c#101137AL1
2) Pfizer c# 717081CY7
3) Medtronic c#585055AT3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 74

(9)	Trade Date: 9/7/2010

(10)	Portfolio Assets on Trade Date: $1,666,161,519

(11)	Price Paid per Unit: $99.481

(12)	Total Price Paid by Portfolio: 1,065,000 bonds @ $99.481 = $1,059,472.65

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 10,000,000 bonds @ $99.481 = $9,948,100

(14)	% of Portfolio Assets Applied to Purchase
0.063

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
74 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	9/7/10
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books Co-Manager(s)
Bank of America Merrill Lynch
Citigroup Global Markets Inc
Goldman Sachs & Co
JP Morgan Securities
Morgan Stanley

Bank of Tokyo-Mitsubishi UFJ Ltd/N
Barclays Capital
Blaylock & Co Inc
BNP Paribas
CastleOak Securities LP
Credit Suisse
Deutsche Bank Securities Inc
Loop Capital Markets LLC
Ramirez & Co Inc
UBS Securities
Wells Fargo & Co
Williams Capital Group LP

(2)	Names of Issuers: NBC Universal

(3)	Title of Securities: NBCUNI 2.875 4/16 c#62875UAJ4

(4)	Date of First Offering: 9/27/2010

(5)	Amount of Total Offering: $1,000,000,000.00

(6)	Unit Price of Offering: $ 99.945

Comparable Securities
1) NBCUNI c# 62875UAF2
2) TRICN c# 884903AZ8
3) DISCA c# 25470DAB5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%)

(8)	Years of Issuer’s Operations: 84

(9)	Trade Date: 9/27/2010

(10)	Portfolio Assets on Trade Date: $1,735,870,935

(11)	Price Paid per Unit: $99.945

(12)	Total Price Paid by Portfolio: 3,730,000 bonds @ $99.945 = $3,727,948.50

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 35,000,000 bonds @ $99.945 = $34,980,750.00
(14)	% of Portfolio Assets Applied to Purchase
0.215%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
84 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	9/27/10
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books Co-Manager(s)
Bank of America Merrill Lynch
Citigroup Global Markets Inc
Goldman Sachs & Co
JP Morgan Securities
Morgan Stanley

Bank of Tokyo-Mitsubishi UFJ Ltd/N
Barclays Capital
Blaylock & Co Inc
BNP Paribas
CastleOak Securities LP
Credit Suisse
Deutsche Bank Securities Inc
Loop Capital Markets LLC
Ramirez & Co Inc
UBS Securities
Wells Fargo & Co
Williams Capital Group LP

(2)	Names of Issuers: NBC Universal

(3)	Title of Securities: NBCUNI 4.375 4.21 c#62875UAH8

(4)	Date of First Offering: 9/27/2010

(5)	Amount of Total Offering: $2,000,000,000.00

(6)	Unit Price of Offering: $ 99.975

Comparable Securities
1) CMCSA c# 20030NBA8
2) TRICN c# 884903BG9
3) DISCA c# 25470DAA7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.45%)

(8)	Years of Issuer’s Operations: 84

(9)	Trade Date: 9/27/2010

(10)	Portfolio Assets on Trade Date: $1,735,870,935

(11)	Price Paid per Unit: $99.975

(12)	Total Price Paid by Portfolio: 3,196,000 bonds @ $99.975 = $3,195,201.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 33,500,000 bonds @ $99.975 = $33,491,625

(14)	% of Portfolio Assets Applied to Purchase
0.184%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
84 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	9/27/10
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books Co-Manager(s)
Bank of America Merrill Lynch
Citigroup Global Markets Inc
Goldman Sachs & Co
JP Morgan Securities
Morgan Stanley

Bank of Tokyo-Mitsubishi UFJ Ltd/N
Barclays Capital
Blaylock & Co Inc
BNP Paribas
CastleOak Securities LP
Credit Suisse
Deutsche Bank Securities Inc
Loop Capital Markets LLC
Ramirez & Co Inc
UBS Securities
Wells Fargo & Co
Williams Capital Group LP

(2)	Names of Issuers: NBC Universal

(3)	Title of Securities: NBCUNI 5.95 4.41 c#62875UAN5

(4)	Date of First Offering: 9/27/2010

(5)	Amount of Total Offering: $1,200,000,000.00

(6)	Unit Price of Offering: $ 99.721

Comparable Securities
1) CMCSA c# 20030Nay7
2) TRICN c# 884903AY1
3) TELVIS c# 40049JAY3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%)

(8)	Years of Issuer’s Operations: 84

(9)	Trade Date: 9/27/2010

(10)	Portfolio Assets on Trade Date: $1,735,870,935

(11)	Price Paid per Unit: $99.721

(12)	Total Price Paid by Portfolio: 3,195,000 bonds @ $99.721 = 3,186,085.95

(13)	plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 30,000,000 bonds @ $99.721 = $29,916,300

(14)	% of Portfolio Assets Applied to Purchase
0.184%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
84 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	9/27/10
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books Co-Manager(s)
Citigroup Global Markets Inc
Goldman Sachs & Co
JP Morgan Securities

Banc of America Securities LLC
Barclays Capital
BNP Paribas Securities Corp
Credit Agricole Securities USA Inc
Credit Suisse Securities USA LLC
DNB Nor Markets Inc
HSBC Securities
Mitsubishi UFJ Securities USA Inc
RBS Securities Inc
UBS Securities LLC
Wells Fargo Securities LLC

(2)	Names of Issuers: Transocean Inc

(3)	Title of Securities: RIG 4.95 11.15.15 c#893830AX7

(4)	Date of First Offering: 9/16/2010

(5)	Amount of Total Offering: $1,100,000,000.00

(6)	Unit Price of Offering: $ 99.948

Comparable Securities
1) Shell Oil – C# 822582AH5
2) ETP – C# 29273RAM1
3) VLO – 91913YAQ3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.60%)

(8)	Years of Issuer’s Operations: 84

(9)	Trade Date: 9/16/2010

(10)	Portfolio Assets on Trade Date: $1,688,522,609

(11)	Price Paid per Unit: $99.948

(12)	Total Price Paid by Portfolio: 4135,000 bonds @ $99.948 = $4,132,849.80

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 40,000,000 bonds @ $99.948 = $39,979,200

(14)	% of Portfolio Assets Applied to Purchase
0.245%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
84 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	9/8/10
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books Co-Manager(s)
Citigroup Global Markets Inc
Goldman Sachs & Co
JP Morgan Securities

Banc of America Securities LLC
Barclays Capital
BNP Paribas Securities Corp
Credit Agricole Securities USA Inc
Credit Suisse Securities USA LLC
DNB Nor Markets Inc
HSBC Securities
Mitsubishi UFJ Securities USA Inc
RBS Securities Inc
UBS Securities
Wells Fargo Securities LLC

(2)	Names of Issuers: Transocean Inc.

(3)	Title of Securities: RIG 6.5 11/15/20 c#893830AY5

(4)	Date of First Offering: 9/16/2010

(5)	Amount of Total Offering: $900,000,000.00

(6)	Unit Price of Offering: $ 99.93

Comparable Securities
1) RDSALN c#822582AJ1
2) ETP c#29273RAM1
3) WPZ c#96950FAC8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%)

(8)	Years of Issuer’s Operations: 84

(9)	Trade Date: 9/16/2010

(10)	Portfolio Assets on Trade Date: $1,688,522,609

(11)	Price Paid per Unit: $99.93

(12)	Total Price Paid by Portfolio: 2,025,000 bonds @ $99.93 = $2,023,582.50

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 28,000,000 bonds @ $99.93 = $27,980,400

(14)	% of Portfolio Assets Applied to Purchase
0.120%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
84 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	9/16/10
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books Co-Manager(s)
JP Morgan Securities
Morgan Stanley & Co Inc
UBS Securities LLC

Bank of America Securities LLC
BNP Paribas Securities Corp
Citigroup Global Markets Inc
Credit Suisse Securities USA LLC
HSBC Securities
Mizuho Securities USA Inc
Wells Fargo Securities LLC

(2)	Names of Issuers: Symantec Corp

(3)	Title of Securities: SYMC 2.75 09.15 c#871503AG3

(4)	Date of First Offering: 9/13/2010

(5)	Amount of Total Offering: $350,000,000

(6)	Unit Price of Offering: $ 99.935

Comparable Securities
1) HP – C# 428236AV5
2) Cisco Systems – C# 17275RAG7
3) Microsoft – C# 594918AR0

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.35%)

(8)	Years of Issuer’s Operations: 28

(9)	Trade Date: 9/13/2010

(10)	Portfolio Assets on Trade Date: $1,661,711,750

(11)	Price Paid per Unit: $99.935

(12)	Total Price Paid by Portfolio: 1,535,000 bonds @ $99.935 = $1,534,002.25a

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 15,000,000 bonds @ $99.935 = $14,990,250

(14)	% of Portfolio Assets Applied to Purchase
0.092%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
28 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	9/13/10
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books Co-Manager(s)
Bank of America Merrill Lynch
Barclays Capital
Citigroup Global Markets Inc
Credit Suisse

Bank of New York Mellon Corp/The
Comerica Securities
Credit Agricole Securities USA Inc
KKR Capital Markets LLC
RBS Securities Corp
Wells Fargo & Co

(2)	Names of Issuers: Oncor Electric Delivery

(3)	Title of Securities: TXU 5.25 09.30.40 c#68233JAG9

(4)	Date of First Offering: 9/8/2010

(5)	Amount of Total Offering: $475,000,000.00

(6)	Unit Price of Offering: $ 99.264

Comparable Securities
1) EXC – c#30161MAG8
2) DUK – c#26442CAH7
3) PGN – c#341099CN7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 98

(9)	Trade Date: 9/8/2010

(10)	Portfolio Assets on Trade Date: $1,663,171,876

(11)	Price Paid per Unit: $99.264

(12)	Total Price Paid by Portfolio: 1,225,000 bonds @ $99.264 = $1,215,984.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 15,700,000 bonds @ $99.264 = $15,584,448

(14)	% of Portfolio Assets Applied to Purchase
0.073%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
98 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	9/8/10
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books Co-Manager(s)	Bank of America Merrill Lynch JP Morgan Wells Fargo & Co Morgan Stanley

(2)	Names of Issuers: Berkley (WR) Corp.

(3)	Title of Securities: WRB 5.375 9.15.20 c#084423AR3

(4)	Date of First Offering: 9/13/2010

(5)	Amount of Total Offering: $300,000,000.00

(6)	Unit Price of Offering: $ 99.71

Comparable Securities
1) HIG – c#416515AZ7
2) ACE – c#00440EAM9
3) ALL – c#020002AX9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%)

(8)	Years of Issuer’s Operations: 43

(9)	Trade Date: 9/13/2010

(10)	Portfolio Assets on Trade Date: $1,661,711,750

(11)	Price Paid per Unit: $99.71

(12)	Total Price Paid by Portfolio: 1,225,000 bonds @ $99.71 = $1,221,447.50

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 12,000,000 bonds @ $99.71 = $11,965,200

(14)	% of Portfolio Assets Applied to Purchase
0.073%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
43 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	9/13/10
Name of Investment Adviser Firm

By:

Name:	Mai S. Shiver
Title:	Director of Business Risk/CCO

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Manager	Citigroup

Sr-Manager(s) Deutsche Bank, RBS, BNP Paribas	Goldman Sachs, UBS Investment Bank,
Co-Managers Barclays, Jackson Securities, TD Secs, Lloyds TSB, Wells Fargo	Credit Suisse, RBC Capital, Guzman & Co, Seibert Capl,
(2)	Names of Issuers: Citigroup Inc.

(3)	Title of Securities: C 4.587 12.15.15 c#172967FH9

(4)	Date of First Offering: 12/1/2010

(5)	Amount of Total Offering: $1,875,000,000.00

(6)	Unit Price of Offering: $ 101.9776

Comparable Securities
1) Citigroup – Cusip 172967FA4
2) Morgan Stanley Cusip 61747YCK9
3) BofA Cusip 06051GEB1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.325%)

(8)	Years of Issuer’s Operations: 198

(9)	Trade Date: 12/1/2010

(10)	Portfolio Assets on Trade Date: $1,764,697,717

(11)	Price Paid per Unit: $101.9776

(12)	Total Price Paid by Portfolio: 2,690,000 bonds @ $101.9776 = $2,743,197.44

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 26,000,000 bonds @ $101.9776 = $26,514,176

(14)	% of Portfolio Assets Applied to Purchase
0.155%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
198 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

12/1/2010
[signature]

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books Citigroup	Goldman Sachs
Co-Manager: CastleOak Wells Fargo & Co	RBS

(2)	Names of Issuers: GS Mortgage Securities Corp II

(3)	Title of Securities: GSMS 2010-C2 A1 10.10.20, c#36248EAA3

(4)	Date of First Offering: 12/16/2010

(5)	Amount of Total Offering: $347,000,000.00

(6)	Unit Price of Offering: $ 100.99678

Comparable Securities
1) CCCIT – C# 17305EER2
2) DCENT – C# 254683AJ4
3) DCENT – C# 254683AK1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.018%).

(8)	Years of Issuer’s Operations: 7

(9)	Trade Date: 12/16/2010

(10)	Portfolio Assets on Trade Date: $1,796,040,319

(11)	Price Paid per Unit: $100.99678

(12)	Total Price Paid by Portfolio: 3,231,000 bonds @ $100.99678 = $3,263,205.96

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 20,000,000 bonds @ $100.99678 = $20,199,356

(14)	% of Portfolio Assets Applied to Purchase
0.181%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
7 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

12/16/2010
[signature]

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books Citigroup	Goldman Sachs
Co-Manager: CastleOak Wells Fargo & Co	RBS

(2)	Names of Issuers: GS Mortgage Securities Corp II

(3)	Title of Securities: GSMS 2010-C2 A2 10.10.20, c#36248EAB1

(4)	Date of First Offering: 12/16/2010

(5)	Amount of Total Offering: $376,072,000.00

(6)	Unit Price of Offering: $ 100.99448

Comparable Securities
1) CCCIT – C# 17305EER2
2) DCENT – C# 254683AJ4
3) DCENT – C# 254683AK1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.018%).

(8)	Years of Issuer’s Operations: 7

(9)	Trade Date: 12/16/2010

(10)	Portfolio Assets on Trade Date: $1,796,040,319

(11)	Price Paid per Unit: $100.99448

(12)	Total Price Paid by Portfolio: 7,599,000 bonds @ $100.99448 = $7,674,570.54

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 50,000,000 bonds @ $100.99448 = $50,497,240

(14)	% of Portfolio Assets Applied to Purchase
0.427%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
7 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

12/16/2010
[signature]

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books Barclays Capital Deutsche Bank Securities Inc Wells Fargo Securities LLC	Citigroup Global Markets Inc Goldman Sachs & Co
Co-Manager(s) DNB Nor Markets Inc Mitsubishi UFJ Securities USA Inc Natixis Securities North America I RBS Securities Inc SunTrust Robinson Humphrey Inc UBS Securities LLC	Merrill Lynch Pierce Fenner & Smit Mizuho Securities USA Inc RBC Capital Markets SMBC Nikko Capital Markets Ltd TD Securities USA LLC

(2)	Names of Issuers: Kinder Morgan Fin CO LLC

(3)	Title of Securities: KMI 6 1.15.18 c#49456AAA1

(4)	Date of First Offering: 12/6/2010

(5)	Amount of Total Offering: $750,000,000.00

(6)	Unit Price of Offering: $ 99.993

Comparable Securities
1) RDSALN c#822582AJ1
2) ETP c#29273RAM1
3) WPZ c#96950FAC8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.750%)

(8)	Years of Issuer’s Operations: 74

(9)	Trade Date: 12/6/2010

(10)	Portfolio Assets on Trade Date: $1,771,223,202

(11)	Price Paid per Unit: $99.993

(12)	Total Price Paid by Portfolio: 4,610,000 bonds @ $99.993 = $4,609,677.30

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 30,000,000 bonds @ $99.993 = $29,997,900

(14)	% of Portfolio Assets Applied to Purchase
0.260%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
74 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

12/6/2010
[signature]

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers -Book Runner: Goldman Sachs	Citigroup
Co-Manager: Loop Capital Markets Wells Fargo Securities BofA Merrill Lynch, Morgan Stanley Barclays Capital	RBC Capital Markets Ramirez & Co, Inc., JP Morgan

(2)	Names of Issuers: New Jersey State Turnpike Authority

(3)	Title of Securities: NJSTRN 7.102 1.1.41 c#646139X83

(4)	Date of First Offering: 12/8/2010

(5)	Amount of Total Offering: $1,850,000,000

(6)	Unit Price of Offering: $ 100

Comparable Securities
1) NRTTRN c#66285WFB7
2) CAS c#13063A7D0
3) CLAAPT c#18085PMT8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.39%).

(8)	Years of Issuer’s Operations: 59

(9)	Trade Date: 12/8/2010

(10)	Portfolio Assets on Trade Date: $1,751,966,971

(11)	Price Paid per Unit: $100

(12)	Total Price Paid by Portfolio: 2,585,000 bonds @ $100 = $2,585,000

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 25,000,000 bonds @ $100 = $20,000,000

(14)	% of Portfolio Assets Applied to Purchase
0.147%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
59 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
Yes

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

12/8/2010
[signature]

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books Barclays Capital JP Morgan Securities Wells Fargo Securities LLC	Citigroup Global Markets Inc Merrill Lynch Pierce Fenner & Smith
Co-Manager(s) Banca IMI BNP Paribas Credit Suisse Mitsubishi UFJ Securities USA Inc RBS Securities Inc SG Americas Securities LLC UBS Securities LLC	BBVA Securities Inc BNY Mellon Capital Markets LLC ING Financial Markets Mizuho Securities USA Inc Scotia Capital Inc Standard Chartered Bank (US) Williams Capital Group LP

(2)	Names of Issuers: Occidental Petroleum

(3)	Title of Securities: OXY 2.5 2.1.16 c#674599BZ7

(4)	Date of First Offering: 12/13/2010

(5)	Amount of Total Offering: $700,000,000.00

(6)	Unit Price of Offering: $ 99.94

Comparable Securities
1) Shell Oil – C# 822582AH5
2) ETP – C# 29273RAM1
3) VLO – 91913YAQ3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.475%)

(8)	Years of Issuer’s Operations: 90

(9)	Trade Date: 12/13/2010

(10)	Portfolio Assets on Trade Date: $1,752,398,584

(11)	Price Paid per Unit: $99.94

(12)	Total Price Paid by Portfolio: 5,345,000 bonds @ $99.94 = $5,341,793

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 50,000,000 bonds @ $99.94 = $49,970,000

(14)	% of Portfolio Assets Applied to Purchase
0.304%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
90 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

12/13/2010
[signature]

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books Barclays Capital JP Morgan Securities Wells Fargo Securities LLC	Citigroup Global Markets Inc Merrill Lynch Pierce Fenner & Smith
Co-Manager(s) Banca IMI BBVA Securities Inc Credit Suisse Sec USA LLC Mitsubishi UFJ Sec USA Inc RBS Securities Inc SG Americas Securities LLC UBS Securities LLC	Bank of New York Mellon Corp/The BNP Paribas Securities Corp ING Financial Markets Mizuho Securities USA Inc Scotia Capital Inc Standard Chartered Bank (US) Williams Capital Group LP

(2)	Names of Issuers: Occidental Petroleum.

(3)	Title of Securities: OXY 4.1 2.1.21 c#674599BY0

(4)	Date of First Offering: 12/13/2010

(5)	Amount of Total Offering: $1,300,000,000.00

(6)	Unit Price of Offering: $ 99.977

Comparable Securities
1) RDSALN c#822582AJ1
2) ETP c#29273RAM1
3) WPZ c#96950FAC8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.550%)

(8)	Years of Issuer’s Operations: 90

(9)	Trade Date: 12/13/2010

(10)	Portfolio Assets on Trade Date: $1,752,398,584

(11)	Price Paid per Unit: $99.977

(12)	Total Price Paid by Portfolio: 3,740,000 bonds @ $99.977 = $3,739,139.80

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 35,000,000 bonds @ $99.977 = $34,991,950

(14)	% of Portfolio Assets Applied to Purchase
0.213%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
90 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

12/13/2010
[signature]

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books Citigroup Global Markets Inc Merrill Lynch Pierce Fenner & Smith Morgan Stanley
Co-Manager(s) BNY Mellon Capital Markets LLC RBS Securities Inc Scotia Capital Inc SG Americas Securities LLC UBS Securities LLC US Bancorp Investments Inc Wells Fargo Securities LLC

(2)	Names of Issuers: SAIC Inc.

(3)	Title of Securities: SAI 5.95 12.1.40 c#78390XAB7

(4)	Date of First Offering: 12/13/10

(5)	Amount of Total Offering: $300,000,000

(6)	Unit Price of Offering: $ 99.851

Comparable Securities
1) Boston Scientific c#101137AL1
2) Pfizer c# 717081CY7
3) Medtronic c#585055AT3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 41

(9)	Trade Date: 12/13/2010

(10)	Portfolio Assets on Trade Date: $1,752,398,584

(11)	Price Paid per Unit: $99.851

(12)	Total Price Paid by Portfolio: 1,080,000 bonds @ $99.851 = $1,078,390.80

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 10,000,000 bonds @ $99.851 = $9,985,100

(14)	% of Portfolio Assets Applied to Purchase
0.061%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
41 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

12/13/10
[signature]

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books Barclays Capital Citigroup Global Markets Inc Merrill Lynch Pierce Fenner & Smith Morgan Stanley & Co Inc
Co-Manager(s) Blaylock Robert Van LLC Kaufman Bros LP MR Beal & Co RBC Capital Markets SMBC Nikko Capital Markets Ltd Toussaint Capital Partners LLC	CastleOak Securities LP Lebenthal & Co Inc Nomura International Scotia Capital Inc Standard Chartered Bank (US) Wells Fargo Securities LLC

(2)	Names of Issuers: American Intl Group.

(3)	Title of Securities: AIG 6.4 12.15.20 C#026874BW6

(4)	Date of First Offering: 11/30/2010

(5)	Amount of Total Offering: $1,500,000,000.00

(6)	Unit Price of Offering: $ 99.741

Comparable Securities
1) HIG – c#416515AZ7
2) ACE – c#00440EAM9
3) ALL – c#020002AX9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.6250%)

(8)	Years of Issuer’s Operations: 91

(9)	Trade Date: 11/30/2010

(10)	Portfolio Assets on Trade Date: $1,775,904,082

(11)	Price Paid per Unit: $99.741

(12)	Total Price Paid by Portfolio: 2,070,000 bonds @ $99.741 = $2,064,638.70

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 20,000,000 bonds @ $99.741 = $19,948,200

(14)	% of Portfolio Assets Applied to Purchase
0.116%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
91 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

11/30/2010
[signature]

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Goldman Sachs & Co
JP Morgan
Morgan Stanley

Co-Manager(s)
Banca Intesa
Bank of New York Mellon Corp/The
Bank of America Merrill Lynch
BBVA Securities Inc
BNP Paribas
Credit Agricole Corp and Inv Bank/
Mitsubishi UFJ Securities USA Inc
Mizuho Securities USA Inc
Scotia Capital Inc
Wells Fargo & Co

(2)	Issuer: Becton Dickinson

(3)	Title of Securities: BDX 3.25 11.12.20 c#075887AW9

(4)	Date of First Offering: 11/8/2010

(5)	Amount of Total Offering: $700,000,000.00

(6)	Unit Price of Offering: $ 99.949

Comparable Securities
1) COV – c#22303QAL4
2) ESRX – c#302182AE0
3) JNJ – c#478160AW4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).

(8)	Years of Issuer’s Operations: 113

(9)	Trade Date: 11/8/2010

(10)	Portfolio Assets on Trade Date: $1,790,789,414

(11)	Price Paid per Unit: $99.949

(12)	Total Price Paid by Portfolio: 3,105,000 bonds @ $99.949 = $3,103,416.45

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 30,000,000 bonds @ $99.949 = $29,984,700

(14)	% of Portfolio Assets Applied to Purchase
0.173%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
113 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

11/8/2010
[signature]

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Citigroup Global Markets Inc
Deutsche Bank Securities Inc
JP Morgan
Morgan Stanley
US Bancorp
Wells Fargo Securities LLC

(2)	Issuer: Boston Properties L.P.

(3)	Title of Securities: BXP 4.125 5.15.21 c#10112RAS3

(4)	Date of First Offering: 11/8/2010

(5)	Amount of Total Offering: $850,000,000.00

(6)	Unit Price of Offering: $ 99.26

Comparable Securities
1) Kimco c#49446RAJ8
2) SPG c#828807CD7
3) SKT c#875484AF4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).

(8)	Years of Issuer’s Operations: 40

(9)	Trade Date: 11/8/2010

(10)	Portfolio Assets on Trade Date: $1,790,789,414

(11)	Price Paid per Unit: $99.26

(12)	Total Price Paid by Portfolio: 1,550,000 bonds @ $99.26 = $1,538,530.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 15,000,000 bonds @ $99.26 = $14,889,000

(14)	% of Portfolio Assets Applied to Purchase
0.085%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
40 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

11/8/2010
[signature]

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Book Runner: Citi Seibert Brandford Shank	RBC Cap Markets
Co-Mgr:
Backstrom,
Cabrera,
Great Pacific,
Prager,
Williams Group,
Barclays,
City National,
Greencoast Capital,
RH Investment,
Touissant Capital,
BMO Cap Markets,
De La Rosa,
Jeffries,
Seattle N West Secs,
Wedbush,

BnyMellon,
Estrada Hinojosa,
JPMorgan,
Southwest Secs,
Wells Fargo,
BofAMerrill,
Fidelity Cap Markets,
MFR Secs,
Stinson Secs,
Westhoff Cone,
Brandis Tallman,
Goldman Sachs,
Morgan Stanley,
Stone & Youngberg,
Wulff Hansen

(2)	Names of Issuers: State of California

(3)	Title of Securities: CAS 7.6 11.1.40 c#13063BJC7

(4)	Date of First Offering: 11/19/2010

(5)	Amount of Total Offering: $2,110,000,000

(6)	Unit Price of Offering: $ 100.949

Comparable Securities
1) NRTTRN c#66285WFB7
2) CAS c#13063A7D0
3) CLAAPT c#18085PMT8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.513%).

(8)	Years of Issuer’s Operations: 160

(9)	Trade Date: 11/19/2010

(10)	Portfolio Assets on Trade Date: $1,774,311,629

(11)	Price Paid per Unit: $100.949

(12)	Total Price Paid by Portfolio: 2,585,000 bonds @ $100.949 = $2,609,531.65

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 25,000,000 bonds @ $100.949 = $25,237,250

(14)	% of Portfolio Assets Applied to Purchase
0.147%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
160 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
Yes

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

11/19/2010
[signature]

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books BNP Paribas Securities Corp RBS Securities Inc Scotia Capital Inc UBS Securities LLC Wells Fargo Securities LLC
Co-Manager(s) Blaylock Robert Van LLC Credit Suisse Securities USA LLC Daiwa Capital Markets America Inc Huntington Investment Co/The Samuel A Ramirez & Co Williams Capital Group LP

(2)	Names of Issuers: CMS Energy Corp

(3)	Title of Securities: CMS 5.05 2.15.18 c#125896BG4

(4)	Date of First Offering: 11/16/2010

(5)	Amount of Total Offering: $250,000,000.00

(6)	Unit Price of Offering: $ 99.798

Comparable Securities
1) PGN – c#341099CM9
2) DUK – c#263901AC4
3) FE – c#889175BE4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (1.25%)

(8)	Years of Issuer’s Operations: 100

(9)	Trade Date: 11/16/2010

(10)	Portfolio Assets on Trade Date: $1,772,418,210

(11)	Price Paid per Unit: $99.798

(12)	Total Price Paid by Portfolio: 3,805,000 bonds @ $99.798 = $3,797,313.90

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 25,000,000 bonds @ $99.798 = $24,949,500

(14)	% of Portfolio Assets Applied to Purchase
0.214%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
100 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

11/16/2010
[signature]

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books Bank of America Merrill Lynch BNP Paribas UBS Securities LLC Wells Fargo Securities LLC
Co-Manager(s) Deutsche Bank Securities Inc HSBC Securities JP Morgan Mitsubishi UFJ Securities USA Inc RBS Securities Inc

(2)	Names of Issuers: Hewlett-Packard Co

(3)	Title of Securities: HPQ 3.75 12.1.20 c#428236BF9

(4)	Date of First Offering: 11/29/2010

(5)	Amount of Total Offering: $1,350,000,000

(6)	Unit Price of Offering: $ 99.827

Comparable Securities
1) Adobe Systems – C# 00724FAB7
2) Cisco Systems – C# 17275RAH5
3) Microsoft – C# 594918AH7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.45%)

(8)	Years of Issuer’s Operations: 71

(9)	Trade Date: 11/29/2010

(10)	Portfolio Assets on Trade Date: $1,776,520,484

(11)	Price Paid per Unit: $99.827

(12)	Total Price Paid by Portfolio: 2,600,000 bonds @ $99.827 = $2,595,502.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 25,000,000 bonds @ $99.827 = $24,956,750

(14)	% of Portfolio Assets Applied to Purchase
0.146%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
71 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

11/29/2010
[signature]

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Bank of America Merrill Lynch
Deutsche Bank Securities Inc
Goldman Sachs & Co
HSBC Securities

Co-Manager(s)
BNP Paribas
Citigroup Global Markets Inc
Credit Suisse
Morgan Stanley
SunTrust Robinson Humphrey
Wells Fargo & Co

(2)	Issuer: Coca-Cola Co

(3)	Title of Securities: KO 1.5 11.15.15 c#191216AP5

(4)	Date of First Offering: 11/4/2010

(5)	Amount of Total Offering: $1,000,000,000.00

(6)	Unit Price of Offering: $ 99.77

Comparable Securities
1) PEP – c#713448BM9
2) KFT – c#50075NBB9
3) K – c#487836BB3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.35%).

(8)	Years of Issuer’s Operations: 124

(9)	Trade Date: 11/4/2010

(10)	Portfolio Assets on Trade Date: $1,796,110,814

(11)	Price Paid per Unit: $99.77

(12)	Total Price Paid by Portfolio: 5,175,000 bonds @ $99.77 = $5,163,097.50

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 50,000,000 bonds @ $99.77 = $49,885,000

(14)	% of Portfolio Assets Applied to Purchase
0.287%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
124 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

11/4/2010
[signature]

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Bank of America Merrill Lynch
Deutsche Bank Securities Inc
Goldman Sachs & Co
HSBC Securities

Co-Manager(s)
BNP Paribas
Citigroup Global Markets Inc
Credit Suisse
Morgan Stanley
SunTrust Robinson Humphrey
Wells Fargo & Co

(2)	Issuer: Coca-Cola Co

(3)	Title of Securities: KO 3.15 11.15.20 c#191216AR1

(4)	Date of First Offering: 11/4/2010

(5)	Amount of Total Offering: $1,000,000,000.00

(6)	Unit Price of Offering: $ 99.694

Comparable Securities
1) PEP – c#713448BR8
2) KFT – c#50075NBA1
3) K – c#487836BC1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.45%).

(8)	Years of Issuer’s Operations: 124

(9)	Trade Date: 11/4/2010

(10)	Portfolio Assets on Trade Date: $1,796,110,814

(11)	Price Paid per Unit: $99.694

(12)	Total Price Paid by Portfolio: 2,585,000 bonds @ $99.694= $2,577,089.90

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 25,000,000 bonds @ $99.694 = $24,923,500

(14)	% of Portfolio Assets Applied to Purchase
0.143%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
124 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

11/4/2010
[signature]

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Book Runner:
Goldman Sachs/De La Rosa & Co

Senior Mgr:
Morgan Stanley

Co-Mgr:
Loop Capital Markets,
RBC Capital Markets,
Wells Fargo Securities
Ramirez & Co, Inc.

(2)	Names of Issuers: Los Angeles Dept of Water & Power

(3)	Title of Securities: LOSPWR 6.574 7.1.45 c#544495VY7

(4)	Date of First Offering: 11/24/2010

(5)	Amount of Total Offering: $660,200,000

(6)	Unit Price of Offering: $ 100

Comparable Securities
1) NRTTRN c#66285WFB7
2) CAS c#13063A7D0
3) CLAAPT c#18085PMT8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.575%).

(8)	Years of Issuer’s Operations: 108

(9)	Trade Date: 11/24/2010

(10)	Portfolio Assets on Trade Date: $1,771,128,575

(11)	Price Paid per Unit: $100

(12)	Total Price Paid by Portfolio:
2,230,000 bonds @ $100 = $2,230,000

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 20,000,000 bonds @ $100 = $20,000,000

(14)	% of Portfolio Assets Applied to Purchase
0.125%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
108 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
Yes

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

11/24/2010
[signature]

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Citigroup Global Markets Inc
Credit Suisse Securities USA LLC
Deutsche Bank Securities Inc
JP Morgan Securities
RBS Securities Inc
Wells Fargo Securities LLC

Sr Co-Manager(s)
BNP Paribas Securities Corp
Mitsubishi UFJ Securities USA Inc
SunTrust Robinson Humphrey

Co-Manager(s)
Banca IMI
Goldman Sachs & Co
Morgan Stanley

(2)	Names of Issuers: Northrop Grumman Corp

(3)	Title of Securities: NOC 3.5 3.15.21 c#666807BE1

(4)	Date of First Offering: 11/1/2010

(5)	Amount of Total Offering: $700,000,000.00

(6)	Unit Price of Offering: $ 99.668

Comparable Securities
1) LMT – c#539830AT6
2) RTN – c#755111BR1
3) BA – c#097023AZ8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%)

(8)	Years of Issuer’s Operations: 71

(9)	Trade Date: 11/1/2010

(10)	Portfolio Assets on Trade Date: $1,787,179,608

(11)	Price Paid per Unit: $99.668

(12)	Total Price Paid by Portfolio: 2,620,000 bonds @ $99.668 = $2,611,301.60

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 25,000,000 bonds @ $99.668 = $24,917,000

(14)	% of Portfolio Assets Applied to Purchase
0.146%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
71 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

11/1/2010
[signature]

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Citigroup Global Markets Inc
Credit Suisse Securities USA LLC
Deutsche Bank Securities Inc
JP Morgan Securities
RBS Securities Inc
Wells Fargo Securities LLC

Sr Co-Manager(s)
BNP Paribas Securities Corp
Mitsubishi UFJ Securities USA Inc
SunTrust Robinson Humphrey

Co-Manager(s)
Banca IMI
Goldman Sachs & Co
Morgan Stanley

(2)	Names of Issuers: Northrop Grumman Corp

(3)	Title of Securities: NOC 5.05 11.15.40 c#666807BD3

(4)	Date of First Offering: 11/1/2010

(5)	Amount of Total Offering: $300,000,000.00

(6)	Unit Price of Offering: $ 99.876

Comparable Securities
1) HON – c#438516AT3
2) RTN – c#755111BU4
3) BA – c#097023BA2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%)

(8)	Years of Issuer’s Operations: 71

(9)	Trade Date: 11/1/2010

(10)	Portfolio Assets on Trade Date: $1,787,179,608

(11)	Price Paid per Unit: $99.876

(12)	Total Price Paid by Portfolio: 2,095,000 bonds @ $99.876 = $2,092,402.20

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 20,000,000 bonds @ $99.876 = $19,975,200

(14)	% of Portfolio Assets Applied to Purchase
0.117%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
71 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

11/1/2010
[signature]

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Citigroup Global Markets Inc
HSBC Securities
Wells Fargo Securities LLC

Co-Manager(s)
BNP Paribas Securities Corp
Mitsubishi UFJ Securities USA Inc
RBS Securities Inc

(2)	Names of Issuers: Prudential Financial Inc.

(3)	Title of Securities: PRU 6.2 11.15.40 c#74432QBQ7

(4)	Date of First Offering: 11/15/2010

(5)	Amount of Total Offering: $500,000,000.00

(6)	Unit Price of Offering: $ 99.408

Comparable Securities
1) HIG – c#416515BA1
2) ACE – c#00440EAH0
3) BRK – c#084664BL4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%)

(8)	Years of Issuer’s Operations: 135

(9)	Trade Date: 11/15/2010

(10)	Portfolio Assets on Trade Date: $1,769,049,346

(11)	Price Paid per Unit: $99.408

(12)	Total Price Paid by Portfolio: 2,105,000 bonds @ $99.408 = $2,092,538.40

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 20,000,000 bonds @ $99.408 = $19,881,600

(14)	% of Portfolio Assets Applied to Purchase
0.118%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
135 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

11/15/2010
[signature]

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
BNP Paribas
Citigroup Global Markets Inc
Merrill Lynch Pierce Fenner & Smit
Mizuho Securities USA Inc
Morgan Stanley
RBS Securities Corp

Sr Co-Manager(s)
Barclays Capital
Credit Agricole Securities USA Inc
Credit Suisse Securities USA LLC
Deutsche Bank Securities Inc
Goldman Sachs & Co
JP Morgan Securities
Mitsubishi UFJ Securities USA Inc
RBC Capital Markets
SMBC Nikko Capital Markets Ltd
UBS Securities LLC
US Bancorp Investments Inc
Wells Fargo & Co

(2)	Names of Issuers: Time Warner Cable Inc.

(3)	Title of Securities: TWC 5.875 11.15.40 c#88732JAY4

(4)	Date of First Offering: 11/9/2010

(5)	Amount of Total Offering: $1,200,000,000.00

(6)	Unit Price of Offering: $ 97.998

Comparable Securities
1) CMCSA c# 20030Nay7
2) TRICN c# 884903AY1
3) TELVIS c# 40049JAY3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%)

(8)	Years of Issuer’s Operations: 21

(9)	Trade Date: 11/9/2010

(10)	Portfolio Assets on Trade Date: $1,783,092,642

(11)	Price Paid per Unit: $97.998

(12)	Total Price Paid by Portfolio: 2,070,000 @ 97.998 = 2,028,558.60

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 20,000,000 bonds @ $97.998 = $19,599,600

(14)	% of Portfolio Assets Applied to Purchase
0.113%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
21 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

11/9/2010
[signature]

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books Barclays Capital Citigroup Global Markets Inc Merrill Lynch Pierce Fenner & Smith Morgan Stanley & Co Inc	BNP Paribas Securities Corp JP Morgan Securities UBS Securities LLC
Co-Manager(s) Banca IMI HSBC Securities Mitsubishi UFJ Securities USA Inc Samuel A Ramirez & Co Inc Standard Chartered Bank (US) Wells Fargo Securities LLC	CastleOak Securities LP ING Financial Markets RBS Securities Inc SG Americas Securities LLC US Bancorp Investments Inc Williams Capital Group LP

(2)	Names of Issuers: United Parcel Service

(3)	Title of Securities: UPS 3.125 1.15.21 c#911312AM8

(4)	Date of First Offering: 11/8/2010

(5)	Amount of Total Offering: $1,500,000,000

(6)	Unit Price of Offering: $ 99.33

Comparable Securities
1) Adobe Systems – C# 00724FAB7
2) Cisco Systems – C# 17275RAH5
3) Microsoft – C# 594918AH7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.45%)

(8)	Years of Issuer’s Operations: 103

(9)	Trade Date: 11/8/2010

(10)	Portfolio Assets on Trade Date: $1,790,789,414

(11)	Price Paid per Unit: $99.33

(12)	Total Price Paid by Portfolio: 3,615,000 bonds @ $99.33 = $3,590,779.50

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 35,000,000 bonds @ $99.33 = $34,765,500

(14)	% of Portfolio Assets Applied to Purchase
0.200%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
103 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

11/8/2010
[signature]

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books Goldman Sachs & Co JP Morgan Securities Morgan Stanley & Co Inc
Co-Manager(s) Banca IMI HSBC Securities Mitsubishi UFJ Securities USA Inc Samuel A Ramirez & Co Inc Standard Chartered Bank (US) Wells Fargo Securities LLC	CastleOak Securities LP ING Financial Markets RBS Securities Inc SG Americas Securities LLC US Bancorp Investments Inc Williams Capital Group LP

(2)	Names of Issuers: United Parcel Service

(3)	Title of Securities: UPS 4.875 11.15.40 c#911312AN6

(4)	Date of First Offering: 11/8/10

(5)	Amount of Total Offering: $500,000,000

(6)	Unit Price of Offering: $ 98.557

Comparable Securities
1) Boston Scientific c#101137AL1
2) Pfizer c# 717081CY7
3) Medtronic c#585055AT3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 103

(9)	Trade Date: 11/8/2010

(10)	Portfolio Assets on Trade Date: $1,790,789,414

(11)	Price Paid per Unit: $98.557

(12)	Total Price Paid by Portfolio: 1,550,000 bonds @ $98.557 = $1,527,633.50

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 15,000,000 bonds @ $98.557 = $14,783,550

(14)	% of Portfolio Assets Applied to Purchase
0.085%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
103 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

11/8/10
[signature]

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Bank of America Merrill Lynch
RBS Securities Inc
UBS Securities LLC
Wells Fargo Securities LLC

Co-Manager(s)
BBVA Securities Inc
Mizuho Securities USA Inc
RBC Capital Markets
Williams Capital Group LP

(2)	Names of Issuers: Pacific Gas and Electric

(3)	Title of Securities: PCG 5.4 1.15.40 c#694308GS0

(4)	Date of First Offering: 11/15/2010

(5)	Amount of Total Offering: $250,000,000.00

(6)	Unit Price of Offering: $ 97.499

Comparable Securities
1) EXC – c#30161MAG8
2) DUK – c#26442CAH7
3) PGN – c#341099CN7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 105

(9)	Trade Date: 11/15/2010

(10)	Portfolio Assets on Trade Date: $1,769,049,346

(11)	Price Paid per Unit: $97.499

(12)	Total Price Paid by Portfolio: 1,865,000 bonds @ $97.499 = $1,818,356.35

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 18,000,000 bonds @ $97.499 = $17,549,820

(14)	% of Portfolio Assets Applied to Purchase
0.102%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
105 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

11/15/2010
[signature]

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
RBS
Citi
Credit Agricole Securities

Co-Mgrs
Scotia Capital
Wells Fargo

(2)	Names of Issuers: Avis Budget Rental Car Funding LLC

(3)	Title of Securities: AESOP 2010-5A A c# 05377RAL8

(4)	Date of First Offering: 10/21/2010

(5)	Amount of Total Offering: $425,000,000.00

(6)	Unit Price of Offering: $ 99.99886

Comparable Securities
1) CCCIT – C# 17305EER2
2) DCENT – C# 254683AJ4
3) DCENT – C# 254683AK1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.75%).

(8)	Years of Issuer’s Operations: 64

(9)	Trade Date: 10/21/2010

(10)	Portfolio Assets on Trade Date: $1,788,105,518

(11)	Price Paid per Unit: $99.99886

(12)	Total Price Paid by Portfolio: 5,060,000 bonds @ $99.99886 = $5,059,942.32

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 45,000,000 bonds @ $99.99886 = $44,999,487

(14)	% of Portfolio Assets Applied to Purchase
0.283%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
64 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

10/21/2010
[signature]

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Bank of America Merrill Lynch
JP Morgan Securities
Morgan Stanley

Joint Lead Managers
Credit Suisse
Wells Fargo Securities LLC

Co-Manager(s)
HSBC Securities
Santander Investment Securities In
Scotia Capital Inc
Standard Chartered Bank (US)

(2)	Names of Issuers: Arrow Electronics Inc

(3)	Title of Securities: ARW 3.375 11.1.15 c#04273WAA9

(4)	Date of First Offering: 10/29/2010

(5)	Amount of Total Offering: $250,000,000

(6)	Unit Price of Offering: $ 99.65

Comparable Securities
1) HP – C# 428236AV5
2) Cisco Systems – C# 17275RAG7
3) Microsoft – C# 594918AR0

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.60%)

(8)	Years of Issuer’s Operations: 75

(9)	Trade Date: 10/29/2010

(10)	Portfolio Assets on Trade Date: $1,787,108,783

(11)	Price Paid per Unit: $99.65

(12)	Total Price Paid by Portfolio: 1,035,000 bonds @ $99.65 = $1,031,377.50

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 10,000,000 bonds @ $99.65 = $9,965,000

(14)	% of Portfolio Assets Applied to Purchase
0.057%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
75 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

10/29/2010
[signature]

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Bank of America Merrill Lynch
JP Morgan Securities
Morgan Stanley

Joint Lead Managers
Credit Suisse
Wells Fargo Securities LLC

Co-Manager(s)
HSBC Securities
Santander Investment Securities In
Scotia Capital Inc
Standard Chartered Bank (US)

(2)	Names of Issuers: Arrow Electronics Inc

(3)	Title of Securities: ARW 5.125 3.1.21 c#04273WAB7

(4)	Date of First Offering: 10/29/2010

(5)	Amount of Total Offering: $250,000,000

(6)	Unit Price of Offering: $ 99.674

Comparable Securities
1) Adobe Systems – C# 00724FAB7
2) Cisco Systems – C# 17275RAH5
3) Microsoft – C# 594918AH7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%)

(8)	Years of Issuer’s Operations: 75

(9)	Trade Date: 10/29/2010

(10)	Portfolio Assets on Trade Date: $1,787,108,783

(11)	Price Paid per Unit: $99.674

(12)	Total Price Paid by Portfolio: 1,555,000 bonds @ $99.674 = $1,549,930.70

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 15,000,000 bonds @ $99.674 = $14,951,100

(14)	% of Portfolio Assets Applied to Purchase
0.086%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
75 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

10/29/2010
[signature]

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Manager
Barclays Capital

Co-Manager(s)
CIBC World Markets
Fifth Third Securities Inc
RBC Capital Markets
SunTrust Robinson Humphrey
US Bancorp
Wells Fargo Securities LLC

(2)	Names of Issuers: Barclays Bank PLC

(3)	Title of Securities: BACR 5.14 10.20 c#06739GBP3

(4)	Date of First Offering: 10/6/2010

(5)	Amount of Total Offering: $1,250,000,000.00

(6)	Unit Price of Offering: $ 99.93

Comparable Securities
1) Citigroup – Cusip 172967EV9
2) Goldman Sachs Grp - Cusip 38141EA25
3) JP Morgan – Cusip 46625HHL7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.45%)

(8)	Years of Issuer’s Operations: over 300

(9)	Trade Date: 10/6/2010

(10)	Portfolio Assets on Trade Date: $1,787,128,355

(11)	Price Paid per Unit: $99.93

(12)	Total Price Paid by Portfolio: 1,565,000 bonds @ $99.93 = $1,563,904.50

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 15,000,000 bonds @ $99.93 = $14,989,500

(14)	% of Portfolio Assets Applied to Purchase
0.087%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
Over 300 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

10/6/2010
[signature]

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Bank of America Merrill Lynch
Barclays Capital
JP Morgan Securities

Co-Manager(s)
Mitsubishi UFJ Securities USA Inc
PNC Capital Markets
RBC Capital Markets
Scotia Capital Inc
US Bank Capital Markets
Wells Fargo & Co

(2)	Names of Issuers: Kilroy Realty LP

(3)	Title of Securities: KRC 5 11.03.15 c#49427FAA6

(4)	Date of First Offering: 10/27/2010

(5)	Amount of Total Offering: $325,000,000.00

(6)	Unit Price of Offering: $ 99.939

Comparable Securities
1) SPG – c#828807CC9
2) VNO – c#929043AF4
3) VTR – c#92276MAU9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.60%)

(8)	Years of Issuer’s Operations: 63

(9)	Trade Date: 10/27/2010

(10)	Portfolio Assets on Trade Date: $1,780,536,710

(11)	Price Paid per Unit: $99.939

(12)	Total Price Paid by Portfolio: 1,035,000 bonds @ $99.939 = $1,034,368.65

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 10,000,000 bonds @ $99.939 = $9,993,900

(14)	% of Portfolio Assets Applied to Purchase
0.058%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
63 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

10/27/2010
[signature]

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Managers:    Barclays Capital
Sr Co-Manager(s):
BofA Merrill Lynch,
Jeffries & Co,
RBC Capital Markets,
Wells Fargo Secs
Co-Manager(s)
BB&T Capital Markets,
Cabrera Capital Markets,
Loop Capital Markets,
M.R. Beal & Co,
Morgan Keegan & Co,
Powell Capital Markets,
Prager, Sealy & Co,
Raymond James & Assoc

(2)	Names of Issuers: New Jersey Transportation Trust Fund Authority

(3)	Title of Securities: NJSTRN 5.754 12/15/28 c#646136XS5

(4)	Date of First Offering: 10/14/2010

(5)	Amount of Total Offering: $575,000,000.00

(6)	Unit Price of Offering: $ 100.00

Comparable Securities
1) NRTTRN c#66285WFB7
2) CAS c#13063A7D0
3) CLAAPT c#18085PMT8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.515%)

(8)	Years of Issuer’s Operations: 26

(9)	Trade Date: 10/14/2010

(10)	Portfolio Assets on Trade Date: $1,781,210,321

(11)	Price Paid per Unit: $100.00

(12)	Total Price Paid by Portfolio: 2,075,000 bonds @ $100.00 = $2,075,000

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 20,000,000 bonds @ $100.00 = $20,000,000

(14)	% of Portfolio Assets Applied to Purchase
0.116%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
26 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
Yes

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

10/14/2010
[signature]

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Banc of America Securities LLC
Citigroup Global Markets Inc
Credit Suisse Securities USA LLC
JP Morgan Securities
UBS Securities LLC

Sr Co-Manager(s)
BNP Paribas Securities Corp
Calyon Securities USA Inc
Morgan Stanley & Co Inc
Societe Generale
Wells Fargo Securities LLC

Co-Manager(s)
Credit Agricole Securities USA Inc
Lloyds TSB Bank PLC
RBS Securities Inc
Scotia Capital Inc

Jr Co-Manager(s)
ANZ Securities
Bank of Nova Scotia (US)
SG Americas Securities LLC

(2)	Names of Issuers: Raytheon Company

(3)	Title of Securities: RTN 3.125 10.15.20 c#755111BT7

(4)	Date of First Offering: 10/13/2010

(5)	Amount of Total Offering: $1,000,000,000.00

(6)	Unit Price of Offering: $ 99.465

Comparable Securities
1) LMT – c#539830AT6
2) RTN – c#755111BR1
3) BA – c#097023AZ8

(7)	Underwriting Spread or Commission: Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%)

(8)	Years of Issuer’s Operations: 88

(9)	Trade Date: 10/13/2010

(10)	Portfolio Assets on Trade Date: $1,789,837,743

(11)	Price Paid per Unit: $99.465

(12)	Total Price Paid by Portfolio: 3,675,000 bonds @ $99.465 = $3,655,338.75

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 35,000,000 bonds @ $99.465 = $34,812,750

(14)	% of Portfolio Assets Applied to Purchase
0.204%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
88 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

10/13/2010
[signature]

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books	Banc of America Securities LLC Citigroup Global Markets Inc JP Morgan Securities

Co-Manager(s)
Bank of New York
Barclays Capital
BB&T Capital Markets
BNY Mellon Capital Markets LLC
Credit Suisse Securities USA LLC
Goldman Sachs & Co
Morgan Stanley & Co Inc
RBS Securities Inc
UBS Securities LLC
US Bancorp Investments Inc
Wells Fargo Securities LLC

(2)	Names of Issuers: United Health Group Inc

(3)	Title of Securities: UNH 3.875 10.15.20 c#91324PBM3

(4)	Date of First Offering: 10/20/10

(5)	Amount of Total Offering: $450,000,000

(6)	Unit Price of Offering: $ 99.665

Comparable Securities
1) Boston Scientific c#101137AK3
2) Pfizer c# 717081DB6
3) Medtronic c#585055AS5

(7)	Underwriting Spread or Commission: Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.45%).

(8)	Years of Issuer’s Operations: 33

(9)	Trade Date: 10/20/2010

(10)	Portfolio Assets on Trade Date: $1,790,713,907

(11)	Price Paid per Unit: $99.665

(12)	Total Price Paid by Portfolio: 1,035,000 bonds @ $99.665 = $1,031,532.75

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 10,000,000 bonds @ $99.665 = $9,966,500

(14)	% of Portfolio Assets Applied to Purchase
0.057%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
33 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

10/20/10
[signature]

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books	Banc of America Securities LLC Citigroup Global Markets Inc JP Morgan Securities

Co-Manager(s)
Bank of New York
Barclays Capital
BB&T Capital Markets
BNY Mellon Capital Markets LLC
Credit Suisse Securities USA LLC
Goldman Sachs & Co
Morgan Stanley & Co Inc
RBS Securities Inc
UBS Securities LLC
US Bancorp Investments Inc
Wells Fargo Securities LLC

(2)	Names of Issuers: United Health Group Inc

(3)	Title of Securities: UNH 5.7 10.15.40 c#91324PBN1

(4)	Date of First Offering: 10/20/10

(5)	Amount of Total Offering: $300,000,000

(6)	Unit Price of Offering: $ 99.362

Comparable Securities
1) Boston Scientific c#101137AL1
2) Pfizer c# 717081CY7
3) Medtronic c#585055AT3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 33

(9)	Trade Date: 10/20/2010

(10)	Portfolio Assets on Trade Date: $1,790,713,907

(11)	Price Paid per Unit: $99.362

(12)	Total Price Paid by Portfolio: 725,000 bonds @ $99.362 = $720,374.50

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 7,000,000 bonds @ $99.362 = $6,955,340

(14)	% of Portfolio Assets Applied to Purchase
0.040

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
33 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

10/20/10
[signature]

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books	Banc of America Securities LLC Barclays Capital Citigroup Global Markets Inc Deutsche Bank Securities Inc Goldman Sachs & Co JP Morgan Securities

Co-Manager(s)
BNP Paribas Securities Corp
Credit Suisse Securities USA LLC
HSBC Securities
Morgan Stanley & Co Inc
Muriel Siebert & Co Inc
RBS Securities Inc
Samuel A Ramirez & Co Inc
UBS Securities LLC
Wells Fargo Securities LLC

(2)	Names of Issuers: WalMart

(3)	Title of Securities: WMT 3.25 10.25.20 c#931142CZ4

(4)	Date of First Offering: 10/18/2010

(5)	Amount of Total Offering: $1,750,000,000.00

(6)	Unit Price of Offering: 99.619

Comparable Securities
1) Target Corp – c#87612EAV8
2) WalMart – c#931142CU5
3) Home Depot – c#437076AT9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.45%).

(8)	Years of Issuer’s Operations: 48

(9)	Trade Date: 10/18/2010

(10)	Portfolio Assets on Trade Date: $1,786,590,121

(11)	Price Paid per Unit: $99.619

(12)	Total Price Paid by Portfolio: 2,595,000 bonds @ $99.619 = $2,585,113.05

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 25,000,000 bonds @ $99.619 = $24,904,750

(14)	% of Portfolio Assets Applied to Purchase
0.144%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
48 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

10/18/2010
[signature]

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books	Banc of America Securities LLC Barclays Capital Citigroup Global Markets Inc Deutsche Bank Securities Inc Goldman Sachs & Co JP Morgan Securities

Co-Manager(s)
BNP Paribas Securities Corp
Credit Suisse Securities USA LLC
HSBC Securities
Morgan Stanley & Co Inc
Muriel Siebert & Co Inc
RBS Securities Inc
Samuel A Ramirez & Co Inc
UBS Securities LLC
Wells Fargo Securities LLC

(2)	Names of Issuers: WalMart

(3)	Title of Securities: WMT 5 10.25.40 c#931142CY7

(4)	Date of First Offering: 10/18/2010

(5)	Amount of Total Offering: $1,250,000,000.00

(6)	Unit Price of Offering: 98.336

Comparable Securities
1) Target Corp – c#87612EAU0
2) WalMart – c#931142CS0
3) Home Depot – c#437076AU6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 48

(9)	Trade Date: 10/18/2010

(10)	Portfolio Assets on Trade Date: $1,786,590,121

(11)	Price Paid per Unit: $98.336

(12)	Total Price Paid by Portfolio: 2,075,000 bonds @ $98.336 = $2,040,472

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 20,000,000 bonds @ $98.336 = $19,667,200

(14)	% of Portfolio Assets Applied to Purchase
0.114%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
48 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

10/18/2010
[signature]